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                                                                   Exhibit 24

                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, or either of them acting alone, to be his or her true lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), including any subsequent registration statement filed pursuant to Rule 462(b), covering the registration of senior and subordinated debt securities, common stock, preferred stock, or any hybrid or combination thereof, equity purchase contracts, and equity purchase units ("Securities"), including without limitation, warrants or other rights to purchase Securities and Securities convertible into other Securities, to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 18th day of December, 2001.

/s/ John C. Hunter III                                  /s/ Robert A. Clausen
-----------------------------------------               -----------------------------------------
John C. Hunter III, Chairman, President,                Robert A. Clausen, Senior Vice President
Chief Executive Officer and Director                    and Chief Financial Officer
(Principal Executive Officer)                           (Principal Financial Officer)

/s/ J. M. Sullivan                                      /s/ M. E. Miller
-----------------------------------------               -----------------------------------------
James M. Sullivan, Vice President and                   Michael E. Miller
Controller (Principal Accounting Officer)               Vice Chairman and Director

/s/ Paul Donovan                                        /s/ Paul H. Hatfield
-----------------------------------------               -----------------------------------------
Paul Donovan, Director                                  Paul H. Hatfield, Director

/s/ Robert H. Jenkins                                   /s/ Frank A. Metz, Jr.
-----------------------------------------               -----------------------------------------
Robert H. Jenkins, Director                             Frank A. Metz, Jr., Director

/s/ J. Patrick Mulcahy                                  /s/ Sally G. Narodick
-----------------------------------------               -----------------------------------------
J. Patrick Mulcahy, Director                            Sally G. Narodick, Director

/s/ William D. Ruckelshaus                              /s/ John B. Slaughter
-----------------------------------------               -----------------------------------------
William D. Ruckelshaus, Director                        John B. Slaughter, Director
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